EXHIBIT 10.15


                                                                        12/22/03


         FIFTH AMENDMENT (this "AMENDMENT"), dated as of December 31, 2003, to LOAN AND SECURITY AGREEMENT, dated as of September 24, 2001 (as amended, modified or supplemented from time to time, the "LOAN AGREEMENT"), by and among LASALLE BUSINESS CREDIT, LLC, a Delaware limited liability company, successor by merger to LASALLE BUSINESS CREDIT, INC., a Delaware corporation ("LASALLE"), and PROTECTIVE APPAREL CORPORATION OF AMERICA, a New York corporation ("PACA"), POINT BLANK BODY ARMOR, INC., a Delaware corporation ("POINT BLANK"), and NDL PRODUCTS, INC., a Florida corporation ("NDL", and with PACA and Point Blank, collectively, the "BORROWERS" and each, a "BORROWER"), and DHB INDUSTRIES, INC., a Delaware corporation (f/k/a DHB Capital Group, Inc., the "PARENT"). Terms which are capitalized in this Amendment and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

         WHEREAS, the Borrowers and Parent have requested that LaSalle extend the period during which the Maximum Revolving Loan Limit of $35,000,000 shall be in effect; and

         WHEREAS, LaSalle has consented to such request, on the terms and subject to the satisfaction of the conditions contained in this Amendment;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION ONE . AMENDMENT. Upon the satisfaction of the conditions set forth in SECTION TWO hereof, Section 2(a) of the Loan Agreement shall be and is hereby amended as of December 1, 2003 by deleting in its entirety clause (y) of the proviso found immediately after clause (iv) thereof, and substituting in lieu thereof the following new clause (y):


                  "(y) the Revolving Loan Limit with respect to Revolving Loans made to all Borrowers, at any one time outstanding, shall in no event exceed the following applicable amount:

                  (I) Thirty-Five Million Dollars ($35,000,000) during the period commencing on February 18, 2003 and ending on (and including) February 29, 2004 and (II) Twenty-Five Million Dollars ($25,000,000) at all times on and after March 1, 2004 (such amount, as in effect on any date of determination, the "Maximum Revolving Loan Limit")."

         SECTION TWO . CONDITIONS PRECEDENT. This Amendment is subject to the satisfaction of all of the following conditions, the satisfaction of each of which is a condition precedent to the effectiveness of this Amendment, except to the extent waived in writing by LaSalle.


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         (a) LaSalle shall have received each of the  following,  which shall be in form and substance reasonably satisfactory to it:

         (i) this Amendment, duly executed by each Borrower and Parent, and by David H. Brooks; and

         (ii) a Certificate of the Secretary or Assistant Secretary of each Borrower and of Parent (A) relating to the adoption of resolutions by each such Borrower's and Parent's respective Board of Directors approving this Amendment and the other documents executed or delivered in connection herewith by such party, (B) certifying that no amendments have been made to each such Borrower's or Parent's Certificate of Incorporation, as amended, other than the Certificate of Designations and Preferences executed on December 14, 2001, and each such Borrower's or Parent's by-laws, as amended, since September 24, 2001, and (C) further certifying the names and incumbency of officers of each such Borrower and of Parent authorized to sign this Amendment and all other documents executed or delivered in connection herewith, and the names and validity of signatures of such officers.

         (b) All representations and warranties set forth in the Loan Agreement (except for such inducing representations and warranties that were only required to be true and correct as of a prior date) shall be true and correct in all material respects on and as of the effective date hereof, and no Default or Event of Default shall have occurred and be continuing.

         (c) No event or development shall have occurred since December 31, 2002 which event or development has had or is reasonably likely to have a Material Adverse Effect.

         (d) LaSalle shall have received a certificate from each Borrower and Parent, executed by the chairman of each such party, as to the truth and accuracy of paragraphs (b) and (c) of this SECTION TWO.

         (e) All corporate and legal proceedings and all documents and instruments executed or delivered in connection with this Amendment shall be satisfactory in form and substance to LaSalle and its counsel, and LaSalle and its counsel shall have received all information and copies of all documents which it or its counsel may have reasonably requested in connection herewith and the matters contemplated hereunder, such documents, when requested by them, to be certified by appropriate corporate authorities.

         (f) There shall be no action, suit or proceeding pending or to any Borrower's or Parent's knowledge overtly threatened against any Borrower or Parent before any court (including any bankruptcy court), arbitrator or governmental or administrative body or agency which challenges or relates to the consummation of this Amendment or the other transactions contemplated herein.

         (g) LaSalle shall have received such further agreements, consents, instruments and documents as may be necessary or proper in the reasonable opinion of LaSalle and its counsel to carry out the provisions and purposes of this Amendment.


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


         SECTION THREE . REPRESENTATIONS AND WARRANTIES. Each Borrower and Parent each hereby represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to LaSalle that:

         (a) Each Borrower and Parent has the corporate or other power, authority and legal right to execute, deliver and perform this Amendment and the other instruments, agreements, documents and transactions contemplated hereby to which it is a party, and has taken all actions necessary to authorize the execution, delivery and performance of this Amendment and the other instruments, agreements, documents to which it is a party and the transactions contemplated hereby and thereby;

         (b) No consent of any Person (including, without limitation, stockholders or creditors of any Borrower or Parent, as the case may be) other than LaSalle, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery and performance by each Borrower and Parent, or the validity or enforceability against such parties, of this Amendment and the other instruments, agreements, documents and transactions contemplated hereby to which they are a party;

         (c) This Amendment has been duly executed and delivered on behalf of each Borrower and Parent by their respective duly authorized officers, and constitutes the legal, valid and binding obligation of such Borrower and Parent, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally or equitable remedies (whether arising in a proceeding at law or in equity);

         (d) No Borrower or Parent is in material default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it may be bound. Neither the execution and delivery of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will (i) violate any law or regulation, or (ii) result in or cause a violation by any Borrower or Parent of any order or decree of any court or government instrumentality, or (iii) conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, material agreement or other material instrument to which each such Borrower or Parent is a party or by which any of them may be bound, or (iv) result in the creation or imposition of any lien, charge, or encumbrance upon any of the property of each such Borrower or Parent, except in favor of LaSalle, to secure the Liabilities, or (v) violate any provision of the Certificate of Incorporation, By-Laws or any capital stock or similar equity instrument of each such Borrower or Parent;

         (e) No Default or Event of Default has occurred and is continuing on the date hereof;

         (f) Since the date of Parent's consolidated and consolidating financial statements for the twelve (12) month period ended December 31, 2002, no change or event has occurred which has had or is reasonably likely to have a Material Adverse Effect;

         (g) Upon execution of this Amendment and the satisfaction of the conditions set forth in SECTION TWO hereof, each of Parent and each Borrower, each in its capacity as Guarantor under the Loan Agreement, agrees that the term


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"Liabilities"  shall  include  any and all  Liabilities  arising  under the Loan
Agreement, as amended by this Amendment, including but not limited to any and all Revolving Loans resulting from the extension of the period during which the Maximum Revolving Loan Limit of $35,000,000 shall be in effect, and all interest accruing on such Revolving Loans;

         (h) Parent and its Subsidiaries, taken as a whole, are, and after giving effect to the transactions contemplated by this Amendment, will be, solvent, able to pay its debts as they become due, has capital sufficient to carry on its business, now owns property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts, and will not be rendered insolvent by the execution and delivery of this Amendment or any of the other agreements or instruments being executed in connection herewith or by completion of the transactions contemplated hereunder or thereunder.

         SECTION FOUR . GENERAL PROVISIONS.

         (a) Except as herein expressly amended, the Loan Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

         (b) All references in the Other Agreements to the Loan Agreement shall mean the Loan Agreement as amended hereby and as hereafter amended, supplemented or modified from time to time. From and after the date hereof, all references in the Loan Agreement to "this Agreement," "hereof," "herein," or similar terms, shall mean and refer to the Loan Agreement as amended by this Amendment.

         (c) This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all which shall constitute one and the same agreement.

         (d) This Amendment shall be governed and controlled by the internal laws of the State of New York.


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          IN WITNESS WHEREOF,  LaSalle, each Borrower, each Guarantor,  each DHB
Subsidiary and Parent have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


DHB ARMOR GROUP, INC.                             LASALLE BUSINESS CREDIT, LLC,
                                                  successor by merger to LaSalle
                                                  Business Credit, Inc.

By:___________________________
        Name:
        Title:                                    By:___________________________
                                                  Name: Michael F. Aliberto, III
                                                  Title:  Vice President

DHB SPORTS GROUP, INC.

                                                  PROTECTIVE APPAREL CORPORATION
                                                  OF AMERICA
By:___________________________
        Name:
        Title:
                                                  By:___________________________
                                                  Name:
                                                  Title:
LANXIDE ARMOR PRODUCTS, INC.


                                                  POINT BLANK BODY ARMOR, INC.
By:___________________________
        Name:
        Title:
                                                  By:___________________________
                                                  Name:
                                                  Title:
ORTHOPEDIC PRODUCTS, INC.


                                                  NDL PRODUCTS, INC.
By:___________________________
        Name:
        Title:
                                                  By:___________________________
                                                  Name:
                                                  Title:



                                                  DHB INDUSTRIES INC.



                                                  By:___________________________
                                                  Name:
                                                  Title:



ACKNOWLEDGED AND CONSENTED TO:


______________________________
DAVID H. BROOKS


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